ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                           March 1, 2002 - March 31, 2002
                                             ------------------------------

SETTLEMENT DATE:                                 15-Apr-02
                                             -------------------

A.     SERIES INFORMATION

       ADVANTA LEASING RECEIVABLES CORP. IV AND
       ADVANTA LEASING RECEIVABLES CORP. V
       EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
       SERIES 1998-1

I.     SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

       (a.)     Beginning Aggregate Contract Principal Balance ("ACPB") ........                                     $ 25,659,896.08
                                                                                                                     ---------------
       (b.)     Contract Principal Balance of all Collections allocable to
                Contracts ......................................................                   $  2,595,590.46
                                                                                                   ---------------
       (c.)     Contract Principal Balance of Charged-Off Contracts ............                   $    107,968.99
                                                                                                   ---------------
       (d.)     Total decline in Principal Balance .............................                                     $  2,703,559.45
                                                                                                                     ---------------


       (e.)     Ending Aggregate Contract Principal Balance of all Contracts as
                of this Settlement Date ........................................                                     $ 22,956,336.63
                                                                                                                     ---------------

                BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED
                PAYMENT DATE

       (f.)     Class A Principal Balance as of this Settlement Date ...........                                     $ 13,431,325.99
                                                                                                                     ---------------
                (Class A Note Factor) ..............................  0.0405535
                                                                      ---------
       (g1.)    Class A-1 Principal Balance Note Factor) ...........  0.0000000                           --
                                                                      ---------                    ---------------
       (g2.)    Class A-2 Principal Balance (Note Factor) ..........  0.0000000                    $         --
                                                                      ---------                    ---------------
       (g3.)    Class A-3 Principal Balance (Note Factor) ..........  0.0000000                    $          0.00
                                                                      ---------                    ---------------
       (g4.)    Class A-4 Principal Balance (Note Factor) ..........  0.2926215                    $ 13,431,325.99
                                                                      ---------                    ---------------
       (h.)     Class B Principal Balance as of this Settlement Date ..........                                      $         --
                                                                                                                     ---------------
                (Class B Note Factor) ..............................  0.0000000
                                                                      ---------
       (i.)     Class C Principal Balance as of this Settlement Date ..........                                      $         --
                                                                                                                     ---------------
                (Class C Note Factor) ..............................  0.0000000
                                                                      ---------
       (l.)     Class D Principal Balance as of this Settlement Date ..........                                      $  9,525,010.64
                                                                                                                     ---------------
                (Class D Note Factor) ..............................  0.6349878
                                                                      ---------

II.    COMPLIANCE RATIOS

       (a.)     Aggregate Contract Balance Remaining ("CBR") of all Contracts as
                of the related Calculation Date ................................                                     $ 24,225,310.73
                                                                                                                     ---------------
       (b1.)    % of CBR 31 days or more delinquent as of the related
                Calculation Date ...............................................                                          8.09%
                                                                                                                     ---------------
       (b2.)    Preceeding Month %:                                     Feb-02                                            8.62%
                                                                       --------                                      ---------------
       (b3.)    2nd Preceeding Month %:                                 Jan-02                                            7.42%
                                                                       --------                                      ---------------
       (b4.)    Three month rolling average % of CBR 31 days or more delinquent                                           8.05%
                                                                                                                     ---------------


       (c.)     Does the three month rolling average % of CBR which are 31 days
                or more delinquent exceed 10.5%? Y or N ........................                                            NO
                                                                                                                     ---------------


                (Amortization Period Only)
       (d)      Cumulative Net Loss Percentage as of the related Collection
                Period .........................................................                                          3.10%
                                                                                                                     ---------------


                Does the Cumulative Net Loss Percentage exceed
       (d1.)    4.0 % from the Beginning Period to and including 12th Collection
                Period? Y or N .................................................                                           N/A
                                                                                                                     ---------------
       (d2.)    5.5 % from 13th Collection Period to and including 24th
                Collection Period? Y or N ......................................                                           N/A
                                                                                                                     ---------------
       (d3.)    7.0 % from 25th Collection Period and thereafter? Y or N .......                                            NO
                (If Yes to e1 or e2 or e3, then a Residual Event occurs)                                             ---------------

       (e1.)    Residual Realization for the related Collection Period > 100%
                (YES/NO) .......................................................                                           YES
                                                                                                                     ---------------
       (e2.)    Preceeding Month:                                       Feb-02  > 100%(YES/NO)                             YES
                                                                       --------                                      ---------------
       (e3.)    2nd Preceeding Month:                                   Jan-02  > 100%(YES/NO)                             YES
                                                                       --------                                      ---------------
       (e4.)    Three month rolling average Residual Realization Ratio > 100%
                (YES/NO) .......................................................                                           YES
                (If less than 100%, then a Residual Event Occurs)                                                    ---------------


III.   FLOW OF FUNDS

                The amount of available funds on deposit in the Series 1998-1
                Facility Account ...............................................                                     $  3,539,292.13
                                                                                                                     ---------------

           (1) On the Payment Date which is also the Amortization Date and each Payment Date thereafter

       (a.)     To the Servicer, Unrecoverable Servicer Advances ...............                                           62,674.87
                                                                                                                     ---------------
       (b.)     To the Servicer, if ABS is not the Servicer, Servicing Fee and
                Ancillary Servicing Income, if any .............................
                                                                                                                     ---------------
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
                To Series 1998-1 Noteholders:

       (c.)     To Class A, the total Class A Note Interest and Class A Overdue
                Interest for the related period ................................                                     $     80,405.51
                                                                                                                     ---------------
                        Interest on Class A-1 Notes ............................                   $         --
                                                                                                   ---------------
                        Interest on Class A-2 Notes ............................                   $         --
                                                                                                   ---------------
                        Interest on Class A-3 Notes ............................                   $         --
                                                                                                   ---------------
                        Interest on Class A-4 Notes ............................                   $     80,405.51
                                                                                                   ---------------
       (d.)     Interest on Class B Notes for the related period ...............                                     $         --
                                                                                                                     ---------------
       (e.)     Interest on Class C Notes for the related period ...............                                     $         --
                                                                                                                     ---------------

       (f.)     To Series 1998-1 Noteholders:

                To Class A, the total Principal Payment and Class A Overdue
                Principal, if any ..............................................                                        2,703,559.45
                                                                                                                     ---------------
                        Principal Payment to Class A-1 Noteholders .............                         N/A
                                                                                                   ---------------
                        Principal Payment to Class A-2 Noteholders .............
                                                                                                   ---------------
                        Principal Payment to Class A-3 Noteholders .............                   $         --
                                                                                                   ---------------
                        Principal Payment to Class A-4 Noteholders .............                   $  2,703,559.45
                                                                                                   ---------------
                To Class B for Principal Payment and Overdue Principal, if any .                                               --
                                                                                                                     ---------------
                To Class C for Principal Payment and Overdue Principal, if any .                                               --
                                                                                                                     ---------------

       (g) Overdue Principal (included in the Principal Payments per above, if any):

                To Class A, total for Overdue Principal ........................                         N/A
                                                                                                   ---------------
                        Overdue Principal to Class A-1 .........................       N/A
                                                                                 ---------------
                        Overdue Principal to Class A-2 .........................       N/A
                                                                                 ---------------
                        Overdue Principal to Class A-3 .........................       N/A
                                                                                 ---------------
                        Overdue Principal to Class A-4 .........................       N/A
                                                                                 ---------------
                To Class B for Overdue Principal ...............................                         N/A
                                                                                                   ---------------
                To Class C for Overdue Principal ...............................                         N/A
                                                                                                   ---------------

       (h1.)    Until the Reserve Account Funding Date:

                To the Reserve Account, the amount equal to the Servicing Fee
                otherwise payable to ABS .......................................                                           N/A
                                                                                                                     ---------------

       (h2.)    After the Reserve Account Funding Date:

                To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing
                Income, if any .................................................                                           21,383.25
                                                                                                                     ---------------

       (i.)     To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to the Required Reserve Amount
                for such Payment Date ..........................................                                           N/A
                                                                                                                     ---------------

       (j.)     Upon the occurrence of a Residual Event the lesser of:

       (j1.)    (A) the Available Funds remaining on deposit in the Facility
                    Account and ................................................                         N/A
                                                                                                   ---------------
       (j2.)    (B) the aggregate amount of Residual Receipts included in
                    Available Funds ............................................                         N/A
                                                                                                   ---------------
       (j3.)    To be deposited to the Residual Account ........................                                           N/A
                                                                                                                     ---------------

       (k.)     To Class D Noteholders for Principal Payment ...................                                               --
                                                                                                                     ---------------
       (l.)     To Class D Noteholders for Overdue Principal, if any ...........                                           N/A
                                                                                                                     ---------------

           (3)  To ABS, the Servicing Fee previously due, but deposited to the
                Reserve Account ................................................                                     $         --
                                                                                                                     ---------------

           (4)  To the Trustee to Fund the Servicer Conversion Expense Account .
                                                                                                                     ---------------

           (5)  To the Series Obligors, as holders of the Residual Interest, any
                Available Funds remaining on deposit in the Facility Account ...                                     $    671,269.05
                                                                                                                     ---------------

IV.    SERVICER ADVANCES

       (a.)     Aggregate amount of Servicer Advances at the beginning of the
                related Collection Period ......................................                                          845,566.02
                                                                                                                     ---------------
       (b.)     Servicer Advances reimbursed during the related Collection
                Period .........................................................                                           46,124.58
                                                                                                                     ---------------
       (c.)     Amount of unreimbursed Servicer Advances to be reimbursed on the
                Settlement Date ................................................                                           62,674.87
                                                                                                                     ---------------
       (d.)     Servicer Advances made during the related Collection Period ....                                               --
                                                                                                                     ---------------
       (e.)     Aggregate amount of Servicer Advances at the end of the
                Collection Period ..............................................                                     $    736,766.57
                                                                                                                     ---------------


V.     RESERVE ACCOUNT

       (a.)     Amount on deposit at the beginning of the related Collection
                Period .........................................................                                     $  3,600,000.00
                                                                                                                     ---------------
       (b.)     Amounts used to cover shortfalls, if any, for the related
                Collection Period ..............................................                                     $         --
                                                                                                                     ---------------

       (c.)     Amounts transferred from the Facility Account, if applicable ...                                     $         --
                                                                                                                     ---------------

       (d.)     Interest earned on Reserve Balance .............................                                     $      5,186.18
                                                                                                                     ---------------

       (e.)     Reserve Account Ending Balance before calculating Required
                Reserve Amount .................................................                                     $  3,605,186.18
                                                                                                                     ---------------

       (f.)     Required Reserve Amount needed as of the related Collection
                Period .........................................................                                     $  3,600,000.00
                                                                                                                     ---------------

       (g1.)    If (f) is greater than (e), then amount of shortfall ...........                                                0.00
                                                                                                                     ---------------

       (g2.)    If (e) is greater than (f), then excess amount to be transferred
                to the Series Obligors .........................................                                            5,186.18
                                                                                                                     ---------------

       (h.)     Amounts on deposit as of this Settlement Date (e minus g2) .....                                     $  3,600,000.00
                                                                                                                     ---------------



VI.    RESIDUAL ACCOUNT

       (a.)     Amount on deposit at the beginning of the related Collection
                Period .........................................................                                                0.00
                                                                                                                     ---------------
       (b.)     Amounts transferred from the Facility Account ..................                                                0.00
                                                                                                                     ---------------
       (c.)     Amounts used to cover shortfalls for the related Collection
                Period .........................................................                                                0.00
                                                                                                                     ---------------
       (d.)     Amount on deposit as of this Settlement Date ...................                                                0.00
                                                                                                                     ---------------
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
VII.   ADDITIONAL PROPERTY FUNDING ACCOUNT

       (a.)     Amount on deposit at the beginning of the related Collection
                Period .........................................................                                                0.00
                                                                                                                     ---------------
       (b.)     Amounts transferred from the Facility Account ..................                                                0.00
                                                                                                                     ---------------
       (c.)     Amounts transferred to the Series Obligors .....................                                                0.00
                                                                                                                     ---------------
       (d.)     Amount on deposit as of this Settlement Date ...................                                                0.00
                                                                                                                     ---------------


VIII.  ADVANCE PAYMENTS

       (a.)     Beginning aggregate Advance Payments ...........................                                     $    508,132.29
                                                                                                                     ---------------
       (b.)     Amount of Advance Payments collected during the related
                Collection Period ..............................................                                     $    394,551.11
                                                                                                                     ---------------
       (c.)     Investment earnings for the related Collection Period ..........                                     $        659.72
                                                                                                                     ---------------
       (d.)     Amount of Advance Payments withdrawn for deposit into Facility
                Account ........................................................                                     $    437,767.95
                                                                                                                     ---------------
       (e.)     Ending aggregate Advance Payments ..............................                                     $    465,575.17
                                                                                                                     ---------------



       ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

       BY:      /s/ Mark Shapiro

       TITLE:   Assistant Treasurer

       DATE:    10-Apr-02
                ---------







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